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                                                                    EXHIBIT 10


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Seasons Triple Elite and Seasons Elite Variable Annuities for FS Variable Annuity Account Five of First SunAmerica Life Insurance Company of our report dated April 27, 2011, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated April 29, 2011, relating to the financial statements of The United States Life Insurance Company in the City of New York at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated August 25, 2011, relating to the statements of assets and liabilities, including the schedules of portfolio investments, of
FS Variable Annuity Account Five at April 30, 2011, and the related statements of operations for the year then ended, and the related statements of changes in net assets for each of the two years in the period then ended. We also consent to the use in such Registration Statement of our report dated April 29, 2011, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2010 and 2009, and related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2010. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in American International Group,
Inc's  Annual Report on Form 10-K for the year ended December 31, 2010.   We
also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
December 27, 2011